Property and Equipment, Net	12 Months Ended
Dec. 31, 2012
Property Plant And Equipment [Abstract]
Property and Equipment, Net

(6) Property and Equipment, Net

A summary of property and equipment follows:

	December 31,
	2012	2011
	($ in thousands)
Land	$13,313	$13,401
Buildings and Improvements	112,261	97,301
Equipment	43,211	39,959
Furniture	17,057	15,589
Software	38,916	36,933

	224,758	203,183
Less Accumulated Depreciation	(130,361)	(112,514)

Property and Equipment, Net	$94,397	$90,669

We have commitments under capital leases, consisting primarily of software, computer equipment, and reconditioning center equipment classified in Equipment and Software included in the above table. As of December 31, 2012, assets under capital leases had a cost of $5.4 million and accumulated depreciation of $3.1 million. As of December 31, 2011, assets under capital leases had a cost of $5.4 million and accumulated depreciation of $1.7 million. Depreciation expense for capital leases is recorded as a component of depreciation expense on the consolidated statements of operations.

For the years ended December 31, 2012, 2011, and 2010, we capitalized $2.8 million, $2.6 million, and $1.9 million, respectively, of payroll and payroll-related costs for employees who are directly associated with and who devote time to the development of software products for internal use, to the extent of the time spent directly on the project.